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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 15, 2003

                            WEIRTON STEEL CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-10244                                        06-1075442
(Commission File Number)                   (I.R.S. Employer Identification No.)

         400 Three Springs Drive
         Weirton, West Virginia                         26062-4989
(Address of Principal Executive Offices)                (Zip Code)

                                  304-797-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.

         On May 19, 2003, Weirton Steel Corporation (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of West Virginia (the "Court") (Chapter 11 Case No. 03-1802). The Company remains in possession of its assets and properties and expects to continue to operate its business and manage its properties as a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

         Under the Bankruptcy Code and related rules, the Company is required to file certain information and reports with the Court. On September 15, 2003, the Company filed with the Court its required Monthly Operating Report for the period August 1, 2003 to August 31, 2003 in a form prescribed by the United States Trustee for the Northern District of West Virginia. Exhibit 99.1 to this Report includes the body of that Monthly Operating Report (excluding supporting data) as filed with the Court. The Company's informational filings with the Court, including the full Monthly Operating Report, should be available to the public at the office of the U.S. Trustee, Suite 2025 United States Courthouse, 300 Virginia Street East, Charleston, West Virginia 25301.

         Persons reviewing Monthly Operating Reports of the Company should consider the following matters. Monthly Operating Reports are unaudited and prepared in a format prescribed by applicable bankruptcy rules. Those rules are not necessarily in accordance with generally accepted accounting principles or with requirements under Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to which the Company files reports containing annual and periodic financial statements and other information with the Securities and Exchange Commission. Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company's reports under the Exchange Act. As a result, Monthly Operating Reports may not be consistent with the financial statements that the Company has filed, and will continue to file, under Exchange Act. Accordingly, since Monthly Operating Reports are not prepared for the purpose of facilitating investment decisions relating to securities of the Company, the Company cautions investors and potential investors not to place undue reliance upon the information contained in them. There can be no assurance, for example, that, from the perspective of an investor or potential investor in the Company's securities, Monthly Operating Reports would be considered complete or sufficient for investment purposes. Nevertheless, the Company does believe the information set forth in the Monthly Operating Report set forth as an Exhibit to this Report reflects all adjustments necessary for a fair presentation of the results for the period(s) presented. In all instances, Monthly Operating Reports should be read together with the most recent audited consolidated financial statements in the Company's Annual Report on Form 10-K and the interim consolidated financial statements contained in the Company's Quarterly Reports on Form 10-Q for their respective periods.

         This Report (including the Exhibit hereto) is not to be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         Certain statements in this Report (including the Exhibit hereto) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company from time to time makes forward-looking statements in reports filed with the Securities and Exchange Commission. These forward-looking statements may extend to matters such as projected levels of sales, shipments and income, cash flows, pricing trends, anticipated cost-reductions, product mix, anticipated capital expenditures and other future plans and strategies.

         As permitted by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying in this Report important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements. These factors include, but are not necessarily limited to:

         Bankruptcy factors:

         -    our ability to continue as a going concern;

         - our ability to operate pursuant to the terms of our debtor-in-possession financing facility;

         - our ability to obtain Court approval with respect to motions in the Chapter 11 proceeding from time to time;

         - our ability to develop, negotiate, prosecute, confirm and consummate one or more plans of reorganization with respect to our Chapter 11 case;

         - risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that we have to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert our case to a Chapter 7 case;

         - our ability to obtain and maintain satisfactory terms with vendors and service providers;

         - our ability to maintain contracts that are critical to our operations;

         - our ability to maintain the services of managers and other key employees;

         - the potential adverse impact of the Chapter 11 case on our liquidity or results of operations; and

         - our ability to develop, fund and execute our revised business plan.

         General factors:

         - employment matters, including costs and uncertainties associated with the Company's collective bargaining agreements and employee post employment and retirement obligations;

         - the high capital requirements associated with integrated steel facilities;

         - availability, prices and terms associated with raw materials, supplies, utilities and other services and items required by the Company's operations;

         - the sensitivity of the Company's results to relatively small changes in the prices it obtains for its products;

         - intense competition due to excess global steel capacity, low-cost domestic steel producers, imports (especially unfairly-traded imports) and substitute materials;

         - whether the Company will continue to operate under its current organizational structure;

         - the effects of major steel industry consolidation and how it will relate to the Company;

         - changes in customer spending patterns, supplier choices and demand for steel products;

         - the effect of planned and unplanned outages on the Company's operations;

         - the potential impact of strikes or work stoppages at facilities of the Company's customers and suppliers;

         - the consolidation of many of the Company's customers and suppliers;

         - the significant costs associated with environmental controls and remediation expenditures and the uncertainty of future environmental control requirements;

         -    the effect of possible future closure or exit of businesses; and

         - the effect of existing and possible future lawsuits filed against the Company.

         Any forward-looking statements are based on information available to the Company as of the date of this Report. The Company does not undertake to update any forward-looking statements that may be made from time to time by the Company or its representatives.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2003
WEIRTON STEEL CORPORATION

                             By: /s/ Mark E. Kaplan
                                 -------------------------

                                  President and
                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
99.1              Monthly Operating Report, August 31, 2003, filed with the
                  United States Bankruptcy Court - Northern District of West
                  Virginia.

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